THE SYMBOL “[****]” DENOTES PLACES WHERE CERTAIN IDENTIFIED INFORMATION HAS BEEN EXCLUDED FROM THE EXHIBIT BECAUSE IT IS BOTH (i) NOT MATERIAL, AND (ii) THE TYPE OF INFORMATION THE COMPANY BOTH CUSTOMARILY AND ACTUALLY TREATS AS PRIVATE AND CONFIDENTIAL [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****] [****]

e. [****] under the USEC Orders of [****] (TENEX registration 006-0511/3695-kt and /3694 of [****]) (as amended) for further delivery under the USEC contracts EC-SC01-17UE03165, EC-SC01-17UE03164, EC-SC01-17UE03216, Invoices [****] ; and

f. [****] under the USEC Order of [****] (TENEX registration 006-0511/7067-kt of [****]) for further delivery under the USEC contract EC-SC01-21UE03222, Invoice [****] ; and

g. [****] under the USEC Order of [****] (TENEX registration 006-0511/4276-kt of [****]) for further delivery under the USEC contract EC-SC01-21UE03222, invoice has not been issued; and

h. [****] under the USEC Order of [****] (TENEX registration 006-0511/4755-kt of [****]) for further delivery under the USEC contract EC-SC01-20UE03210, invoice has not been issued; and

i. [****] under the USEC Order of [****] (TENEX registration 006-0511/5460-kt of [****]) for further delivery under the USEC contract EC-SC01-20UE03217, invoice has not been issued.

2. During the period from [****] USEC delivered to TENEX the [****] in the total quantity of [****] and the Parties agreed the total amount of daily loan fee applicable to this [****] , which is set at [****] US dollars (the "Due loan fee").

3. Notwithstanding the terms of Section 6.06 of the Contract, the Payment Due Date for the Deliveries identified in points a-i of Section 1 above shall be not later than [****] , unless the Parties agree otherwise, and subject to point 5 below.

4. Notwithstanding the terms of Section 6.07 of the Contract, but without modification of the second sentence of Section 6.07 of the Contract, the pecuniary payment for the Deliveries in points a-i above shall arrive in TENEX's account with its bank in Russia not later than [****] , unless the Parties agree otherwise, and subject to point 5 below.

5. In the event that TENEX changes the payment instructions for the invoices of the Deliveries in points a-f above or provides the invoices in accordance with point 6 below at any time before [****] , USEC shall effect pecuniary payments not later than [****] calendar days from the date of receipt of TENEX's letter (containing the payment instructions) by USEC or the date the corresponding invoice is received by USEC, if the date of receipt of TENEX's letter or of the corresponding invoice is later than the Payment Due Date of the relevant Delivery or the due date for the relevant daily loan fee. In this case, the day of the arrival of

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